REGISTRATION RIGHTS AGREEMENT


            THIS REGISTRATION RIGHTS AGREEMENT, dated as of June __, 1999 (the "Agreement"), is made by and between THE FEMALE HEALTH COMPANY, a Wisconsin corporation (the "Company"), and the undersigned investor or investors (the "Initial Investors").

                                    RECITALS

            A. The Initial Investors have purchased Convertible Debentures and Warrants (the "Warrants") from the Company which entitle the Initial Investors to receive shares of the Company's Common Stock. The shares of the Company's Common Stock into which the Convertible Debentures are convertible and the Warrants are exercisable are collectively referred to herein as the "Common Shares."

            B. To induce the Initial Investors to purchase the Convertible Debentures and Warrants, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws with respect to the Common Shares.

                                   AGREEMENTS

            In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

            1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                 (a) "Holders" are stockholders of the Company who, by virtue of agreements with the Company, are entitled to include their securities in certain Registration Statements filed by the Company.

                 (b) "Initial Investors" includes any transferee or assignee of the Investor who agrees to become bound by the provisions of this Agreement in accordance with section 9 hereof.

                 (c) "Investors" refers to the investors who purchased Convertible Debentures and Warrants from the Company as of the date of this Agreement.

                 (d) "Registrable Securities" means the Common Shares, together with any shares of Common Stock which may be issued as a dividend or other distribution and any additional shares of Common Stock which may be issued due to anti-dilution adjustments with respect to the Common Shares, which are required to be included in a Registration Statement pursuant to section 2 below.

                 (e) "Registration Period" means the period between the date of this Agreement and the earlier of (i) the date on which all of the Registrable Securities have been sold, or (ii) the date on which the Registrable Securities (in the reasonable opinion of Investors' counsel) may be immediately sold without registration by other than affiliates.
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                 (f)  "Registration Statement" means a registration statement filed with the Securities and Exchange Commission (the "SEC") under the 1933 Act.

                 (g) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the 1933 Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

            2. Registration. The Company will use its reasonable best efforts to file within 60 days after the date of this Agreement a Registration Statement with the SEC registering the Registrable Securities for resale. The Registration Statement will register for resale
  1,875,000 Common Shares which may be issued on exercise of the Warrants and, initially, 1,500,000 Common Shares which may be issuable upon conversion of the Convertible Debentures. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC within 120 days after the date of this Agreement. Such reasonable best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the SEC. Should the Company receive notification from the SEC that the Registration Statement will receive no action or no review from the SEC, the Company shall cause such Registration Statement to become effective within five (5) business days of such SEC notification. Once declared effective by the SEC, the Company shall use all reasonable best efforts to cause such Registration Statement to remain effective throughout the Registration Period. If the Registration Statement is not effective within 120 days from the date of this Agreement, the Company shall have an additional 60 days thereafter (for a total of 180 days after the date of this Agreement) to cause the Registration Statement to be declared effective by the SEC. If the Registration Statement is not effective by the 180th day after the date of this Agreement, (a) the interest rate on the Convertible Debentures shall automatically increase to 10% per annum beginning on the 181st day and continuing until the Registration Statement is declared effective or the Convertible Debentures are paid or converted in full, and (b) the maximum price per share of Common Stock for purposes of computing the number of shares to be received upon conversion of the Convertible Debentures shall automatically reduce to $1.00 for all conversions thereafter. Notwithstanding the foregoing, if the Registration Statement is not declared effective within 180 days after the date of this Agreement, at any time thereafter until it is so effective, an Investor can require that his Convertible Debenture be immediately paid in full by the Company.

            3. Additional Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall have the following additional obligations:

                 (a) The Company shall keep the Registration Statement effective pursuant to Rule 415 under the 1933 Act at all times during the Registration Period as defined in section 1(e) above.

                 (b) The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made,
  MW\276646DRK:PN  05/18/99     2



  not misleading. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, shall comply with the provisions of the 1933 Act applicable to the Company with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in the Registration Statement. In the event the number of shares of Common Stock included in a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement and/or file a new Registration Statement so as to cover all of the Registrable Securities as soon as practicable. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

                 (c) The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto; each preliminary prospectus and final prospectus and each amendment or supplement thereto; and, in the case of the Registration Statement required under section 2 above, each substantive letter written by or on behalf of the Company to the SEC and each item of each substantive correspondence from the SEC, in each case relating to such Registration Statement (other than any portion of any item thereof which contains information for which the Company has sought confidential treatment); and
  (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                 (d)  The Company shall use its reasonable best efforts to
  (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. Notwithstanding the foregoing provision, the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this section 3(d), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause more than nominal expense or burden to the Company, or (v) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.


  MW\276646DRK:PN  05/18/99     3



                 (e) The Company shall notify each Investor who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a "Suspension Event"). The Company shall make such notification as promptly as practicable after the Company becomes aware of such Suspension Event, shall promptly use its reasonable best efforts to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and shall deliver a copy of such supplement or amendment to each Investor. Notwithstanding the foregoing provision, the Company shall not be required to maintain the effectiveness of the Registration Statement or to amend or supplement the Registration Statement for a period (a "Delay Period") expiring upon the earlier to occur of (i) the date on which such material information is disclosed to the public or ceases to be material, (ii) if applicable, the date on which the Company is able to comply with its disclosure obligations and SEC requirements related thereto, or (iii) ninety (90) days after the occurrence of the Suspension Event; provided, however, that there shall not be more than two Delay Periods in any twelve (12) month period.

                 (f) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, shall use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof.

                 (g) The Company shall permit a single firm of counsel designated by the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to such registration to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects. Any such counsel employed by the Investors shall be done so at the Investors' cost and at no cost to the Company.

                 (h) The Company shall make available for inspection by any Investor whose Registrable Securities are being sold pursuant to such registration and any attorney, accountant or other agent retained by any such Investor (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (iii) the information in such Records has
  MW\276646DRK:PN  05/18/99     4



  been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this section 3(h). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                 (i) The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant hereto unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                 (j) the Company shall take all other reasonable actions reasonably requested by the Investors which are necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

            4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                 (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding the Investor, the Registrable Securities held by the Investor and the intended method of disposition of the Registrable Securities held by the Investor as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                 (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.


  MW\276646DRK:PN  05/18/99     5



                 (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in section 3(e) or 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

            5. Expenses of Registration. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company.

            6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the 1933 Act or the Exchange Act, any underwriter (as defined in the 1933 Act) for the Investors, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the 1933 Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them become subject under the 1933 Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the
  MW\276646DRK:PN  05/18/99     6



  indemnification agreement contained in this section 6(a): (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to section 3(c) hereof; (B) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if a prospectus was timely made available by the Company pursuant to section 3(c) hereof; and (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Investors pursuant to section 9.

                 (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement, and such Investor will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided further, however, that the Investor shall be liable under this section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                 (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this section 6 of notice of the commencement of any
  MW\276646DRK:PN  05/18/99     7



  action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this section 6, deliver to the indemnifying party a written notice of the commencement thereof and this indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

            7. Contribution. To the extent any indemnification provided for herein is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

            8. Assignment of Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to transferees or assignees of all or any portion of such securities only if (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been
  MW\276646DRK:PN  05/18/99     8



  made in accordance with the applicable requirements of the Purchase Agreement, and (vi) such transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act.

            9. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investors who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this section 9 shall be binding upon each Investor and the Company.

            10. Third Party Beneficiary. The parties acknowledge and agree that R.J. Steichen & Co. ("Steichen"), its officers, directors and controlling persons shall be deemed third party beneficiaries of the Company's agreements and representations set forth in this Agreement, entitled to enforce the terms thereof, and to indemnification for any damages resulting to Steichen or its officers, directors or controlling persons from any actual or threatened breach thereof by the Company, both in Steichen's or such other persons' personal capacity and, should Steichen or such other persons so elect, and provided that Steichen or such other persons has obtained the prior written consent of the Investor, on behalf of the Investor.

            11.  Miscellaneous.

                 (a) Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                 (b) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (with return receipt requested) or delivered personally or by courier (including a nationally recognized overnight delivery service) or by facsimile transmission. Any notice so given shall be deemed effective three days after being deposited in the U.S. Mail, or upon receipt if delivered personally or by courier or facsimile transmission, in each case addressed to a party at the following address or such other address as each such party furnishes to the other in accordance with this section 11(b):

  If to the Company:

            The Female Health Company
            875 North Michigan Avenue
            Suite 3660
            Chicago, IL  60611
            Telephone:  (312) 280-1119
            Facsimile:  (312) 280-9360
            Attention:  Mr. O.B. Parrish

  with a copy to:

            Reinhart, Boerner, Van Deuren,
  MW\276646DRK:PN  05/18/99     9



            Norris & Rieselbach, s.c.
            1000 North Water Street
            Suite 2100
            Milwaukee, WI 53202
            Telephone: (414) 298-8311
            Facsimile: (414) 298-8097
            Attention:  Mr. David Krosner, Esq.

  If to an Investor, to the particular Investor at the address set forth below:

            Mr. Gary Benson
            2925 Dean Parkway
            Minneapolis, MN 55416
            Telephone:  (612) 925-2921
            Facsimile:  (612) 925-1664

            Mr. Daniel Bishop
            17235 2 Mile Road
            Franksville, WI 53126
            Telephone:  (414) 633-9699
            Facsimile:  (414) 633-9866

            Mr. Mike Snow
            3300 Norwest Center
            90 South 7th Street
            Minneapolis, MN 55402
            Telephone:  (612) 672-8351
            Facsimile:  (612) 672-8397

            W.G. Securities Limited Partnership
            c/o Mr. William Deters
            PMB 452
            774 Mays Boulevard, No. 10
            Incline Village, NV 89451
            Telephone:  (775) 832-9516
            Facsimile:  (775) 832-9518

            Mr. Robert Johander
            8480 Montgomery Court
            Eden Prairie, MN 55347
            Telephone:  (612) 937-1862
            Facsimile:  (612) 934-7641

  in each case with a copy to:

            R.J. Steichen & Co.
            120 South 6th Street
            Suite 100
            Minneapolis, MN 55402
            Telephone:  (612) 341-6296
            Facsimile:  (612) 341-6262
            Attention:  Mr. John C. Feltl

                 (c) Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

  MW\276646DRK:PN  05/18/99    10



                 (d) Governing Law. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Wisconsin applicable to the agreements made and to be performed entirely within such state, without giving effect to rules governing the conflict of laws.

                 (e) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                 (f) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                 (g)  Successors and Assigns.  Subject to the requirements of section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                 (h) Use of Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                 (i) Headings. The headings and subheadings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures shall be binding on the parties hereto.

                 (k) Further Acts. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                 (l) Consents. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by Investors holding a majority of the Registrable Securities, determined as if all shares of preferred stock of the Company issued in the Offering and all Warrants then outstanding had been converted into or exercised for Registrable Securities.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


  MW\276646DRK:PN  05/18/99    11



  COMPANY:

  THE FEMALE HEALTH COMPANY


  By:______________________________
       O.B. Parrish, Chairman and Chief
          Executive Officer

  INVESTORS:

  ________________________________
                     Gary Benson

  ________________________________
                    Daniel Bishop

  ________________________________
                      Mike Snow

  W.G. SECURITIES LIMITED PARTNERSHIP

  BY________________________________
                       William Deters

  ________________________________
                   Robert Johander































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